UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

☒	Filed by the Registrant

☐	Filed by a Party other than the Registrant

Check the appropriate box

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

BAKER HUGHES COMPANY

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Baker Hughes P.O. BOX 8016, CARY, NC 27512-9903 Baker Hughes Company Important Notice Regarding the Availability of Proxy Materials Shareholders Meeting to be held on May 16, 2023 For Shareholders of record as of March 20, 2023 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Baker Hughes 2023 Proxy Statement and 2022 Annual Report and form of proxy are available on the Internet. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/bakerhughes To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/bakerhughes Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 05, 2023. To order paper materials, use one of the following methods. INTERNET www.investorelections.com/bakerhughes TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Baker Hughes Company Meeting Type: Annual Meeting of Shareholders Date: Tuesday, May 16, 2023 Time: 9:00 AM, Central Daylight Time Place: Annual Meeting to be held live via the Internet—please visit www.proxydocs.com/BKR for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/bakerhughes SEE REVERSE FOR FULL AGENDA

Baker Hughes Company Annual Meeting of Shareholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR. PROPOSALS 1. The Election of Directors 1.01 W. Geoffrey Beattie 1.02 Gregory D. Brenneman 1.03 Cynthia B. Carroll 1.04 Nelda J. Connors 1.05 Michael R. Dumais 1.06 Lynn L. Elsenhans 1.07 John G. Rice 1.08 Lorenzo Simonelli 1.09 Mohsen Sohi 2. An advisory vote related to the Company’s executive compensation program 3. The ratification of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2023 4. An advisory vote on the frequency of the holding of an advisory vote on executive compensation Such other business as may properly come before the meeting and any reconvened meeting after an adjournment thereof.